UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22282

Cook & Bynum Funds Trust
(Exact name of Registrant as Specified in Charter)

2204 Lakeshore Drive, Suite 218
Birmingham, AL 35209
(Address of Principal Executive Office)

205-994-2815
(Registrant's Telephone Number, including Area Code)

Mr. J. Dowe Bynum

2204 Lakeshore Drive, Suite 218
Birmingham, AL  35209
(Name and Address of Agent for Service)

With copies  to:

David J. Baum, Esq.
Alston & Bird LLP
950 F Street, N.W.
Washington, DC 20004

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2009 – March 31, 2010

1

Item 1.	Reports to Stockholders.

THE COOK & BYNUM FUND
SEMI-ANNUAL REPORT

MARCH 31, 2010

TABLE OF CONTENTS

Shareholder Letter	1
Manager Commentary	3
Disclosure of Fund Expenses	6
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	19

The Cook & Bynum Fund	Shareholder Letter
March 31, 2010 (Unaudited)

Dear Partners:

Below is a table showing the performance after expenses of The Cook & Bynum Fund compared to that of the Standard and Poor’s 500 Index (“S&P”)1, both with dividends reinvested, for the period ended March 31, 2010.

	The Cook & Bynum Fund	S&P 500 Index Plus Dividends	Difference
Six Month	15.14%	11.76%	3.38%
Since Inception*	19.63%	28.61%	-8.98%
Annualized**	N/A	N/A	N/A

Past performance does not guarantee future results.
*	Inception date was July 1, 2009.
**	Because the Fund has not operated for an entire year, annualized data is not applicable.

For the six month period ended March 31, 2010, the Fund gained 15.14% net of all costs. The S&P was up 11.76% over the same period. Since inception on July 1, 2009, the Fund is up 19.63% compared to 28.61% for the S&P.

Fund Update

Since we last corresponded in September of 2009, the investment climate has deteriorated further for those of us who seek businesses trading at a discount to their intrinsic values. We have certainly been beneficiaries of rising prices in the securities that we hold, but the prices of some rose to levels that no longer reflected an appropriate margin of safety. Consequently, we liquidated two positions entirely and cut back on the size of another position. Subsequent to quarter end, we began adding two new positions. Recent volatility caused by the Greek and Portuguese debt crises offer us some hope that a favorable investing climate will recur. Still, our cash levels are rising.

The Importance of Price

One of our four guiding principles of investing is to be disciplined about the price we pay for any security. Our circle of competence includes many businesses that possess attractive durable competitive advantages and that are run by capable management. However, unless the market offers bargain prices, we cannot build in the appropriate margin of safety your capital deserves when deployed. This concept is vital to our investment program because we will inevitably make mistakes when evaluating the quality of a business or the people running it.

When we evaluate the thousands of facts we can accumulate to predict the future prospects for a business, we are inevitably making hundreds of quantitative and qualitative judgments. We are judging the strength of balance sheets and cash flows. We are judging how deep the moat around the business is. Is this moat getting bigger, or is it shrinking? Is management being honest with themselves as well as with us? Etc. Each of these judgments is subject to some error because information is not perfect. We have to guard carefully against the psychological misjudgments that would cause correlation in these errors. Additionally, many endogenous and exogenous factors that we cannot even imagine will affect the future of a business. One cannot know everything, and some things that are very important may not be knowable. Nevertheless, when one invests in a company, one makes either an explicit or implicit prediction of all of these factors.

Semi-Annual Report (Unaudited)     |  March 31, 2010

Shareholder Letter	The Cook & Bynum Fund
March 31, 2010 (Unaudited)

The only prudent way to account for the uncertainty is to keep a laser-like focus on the price we pay to acquire any security in a business. By this we do not mean that we quibble over a few cents per share when acquiring or disposing of businesses. We use trading algorithms and strategies to try and achieve the best execution, of course, but the larger principle is that we are only willing to invest in a business when it is so cheap relative to intrinsic value that we have an appropriate margin of safety built in. Do not be fooled by the fact that you can “calculate” earnings to the tenth of a penny; GAAP accounting is full of accruals and estimates which may or may not reflect actual business conditions. Intrinsic value calculations are only approximations, so the logical way to reduce the chance of permanent capital loss is to only buy at a substantial discount to our appraisal. The first rule of investing is to not lose money, so we will not deploy your capital at what we feel to be substandard rates of return for the risk being taken. Every decision to invest in a company carries an opportunity cost because that capital can be deployed elsewhere in another security or elsewhere in time. Cash is the great cushion that allows us to sit and wait for great opportunities. Our mandate is to buy concentrated positions in good businesses at bargain prices – not to own equity securities at any price. When bargain prices are not prevalent, we will wait patiently.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund. We invest substantially all of our liquid net worth alongside our investors – we expect to earn the same results as you. We have deliberately designed this Fund’s structure and our rule of investing in the funds to align, as closely as possible, our incentives with your goals. We eschew leverage to help minimize risk and to help maximize long-term returns. We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. We insist on a margin of safety in the hope of avoiding permanent losses of capital, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about this mutual fund offering, including a prospectus, can be found at www.cookandbynum.com.

Respectfully,

Richard P. Cook*
J. Dowe Bynum*

*Registered representative of ALPS Distributors, Inc.

www.cookandbynum.com

The Cook & Bynum Fund	Manager Commentary
March 31, 2010 (Unaudited)

For the six month period ended March 31, 2010, the Fund gained 15.14% net of all costs. The S&P was up 11.76% over the same period. Since inception on July 1, 2009, the Fund is up 19.63% compared to 28.61% for the S&P.1

As of March 31, 2010, the unaudited net asset value (NAV) attributable to the 2,281,223.832 shares outstanding of The Cook & Bynum Fund (“Fund”) was $11.84 per share. This compares with an audited NAV of $10.39 per share at end of the Fiscal Year of the Fund on September 30, 2009. Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment through 3.31.10

Average Annual Total Return

	6 Month	Since Inception*
The Cook & Bynum Fund	15.14%	19.63%
S&P 500 Index	11.76%	28.61%

* Fund inception date of July 1, 2009.
Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions and in response to other economic, political or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY.

Cook and Bynum Capital Management, LLC (“CBCM”), the Fund’s “Manager,” believes that performance using our strategy over any short period is meaningless. CBCM attempts to buy businesses at a substantial discount to our appraisal of their intrinsic values. There is no guarantee that quoted prices will reflect our appraisals over any short period of time. Additionally, our concentration in our best ideas will likely result in higher short term volatility relative to the S&P 500. Shareholders should note, however, that the S&P is an unmanaged index that incurs no fees, expenses or tax consequences – it is shown to compare the Fund’s performance to a basket of diversified, unmanaged large corporations.

Semi-Annual Report (Unaudited)     |  March 31, 2010

Manager Commentary	The Cook & Bynum Fund
March 31, 2010 (Unaudited)

The following charts show the top ten holdings as a percentage of net assets as of our fiscal year end as well as the top ten categories of the Fund over the same period. Holdings are subject to change without notice and at the sole discretion of CBCM.

Top Holdings (Excluding Short-Term Investments) as of 3.31.10

Embotelladoras Arca SAB de CV	17.7%
The Coca-Cola Co.	14.2%
Sears Holdings Corp.	12.7%
The Procter & Gamble Co.	5.0%
Johnson & Johnson	4.5%
Wal-Mart de Mexico SAB de CV	3.4%
Total	57.5%

Industry Allocation as of 3.31.10

Portfolio Changes as of 3.31.10

New Holdings	Eliminations
None	American Dairy, Inc.
Grupo Modelo, S.A.

Prices rose substantially over the last six months in the market generally, and we have not added any holdings to the portfolio. We liquidated two positions, although for different reasons. CBCM sold the Fund’s entire stake in Grupo Modelo having realized a respectable gain. Grupo Modelo’s only real competitor in Mexico, FEMSA, entered into an agreement to sell its beer operations to Heineken NV. Concurrently, the price of Grupo Modelo shares rose substantially as speculation grew about a variety of positive outcomes for the company. Grupo Modelo stock approached our appraisal of intrinsic value and no longer had an appropriate margin of safety. CBCM also sold the Fund’s entire position in American Dairy, Inc. American Dairy’s business began performing much more poorly than either we or management had anticipated. Future prospects had diminished materially, too. We no longer felt comfortable that the business had any margin of safety at current prices. The Fund realized a small loss on the sale of American Dairy.

www.cookandbynum.com

The Cook & Bynum Fund	Manager Commentary
March 31, 2010 (Unaudited)

Three securities contributed materially to the Fund’s performance since September 30, 2009. Sears Holdings rose almost 50%, while Embotelladoras Arca SAB de CV and Wal-Mart de Mexico SAB de CV rose about 40%. The appreciation of the peso versus the dollar accounted for about 15% of the appreciation of ARCA and 12% of the appreciation of Wal-Mart de Mexico. The Fund’s Mexican companies continue to be held in pesos.

No security suffered a material decline in value from September 30, 2009 through March 31, 2010. This result is simply noise from a rising market and cannot be expected to recur.

Shareholders should be advised that the positions may no longer be owned by the Fund subsequent to the end of the period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is not to disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities to the extent that CBCM believes that we are able to find businesses with appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e. U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when suitable equity investments present themselves. At the end of the period the Fund had 40.0% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). We anticipate that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities without the appropriate return profile and margin of safety. There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have taken a significant personal stake in the Fund. Your portfolio managers also do not invest with outside fund managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY or visit www.cookandbynum.com. Read the prospectus carefully before investing.

[1]
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Semi-Annual Report (Unaudited)     |  March 31, 2010

Disclosure of Fund Expenses	The Cook & Bynum Fund
March 31, 2010 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2009 through March 31, 2010.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During period 10/1/09 to 3/31/10(1)	Expense Ratio(2)
Actual Fund Return	$1,000.00	$1,151.40	$10.08	1.88%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,015.56	$9.45	1.88%

(1)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

(2)	The Funds expense ratios have been annualized for the period October 31, 2009 through March 31, 2010.

www.cookandbynum.com

The Cook & Bynum Fund	Schedule of Investments
March 31, 2010 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (36.4%)
Department Stores (12.7%)
Sears Holdings Corp.(1)	31,525	$3,418,256

Household Products (5.0%)
The Procter & Gamble Co.	21,200	1,341,324

Pharmaceuticals (4.5%)
Johnson & Johnson	18,600	1,212,720

Soft Drinks (14.2%)
The Coca-Cola Co.	70,000	3,850,000

TOTAL DOMESTIC COMMON STOCKS
(Cost $8,160,905)		9,822,300

FOREIGN COMMON STOCKS (21.1%)
Hypermarkets & Super Centers (3.4%)
Wal-Mart de Mexico SAB de CV MX	180,000	922,293

Soft Drinks (17.7%)
Embotelladoras Arca SAB de CV MX	1,383,696	4,769,841

TOTAL FOREIGN COMMON STOCKS
(Cost $3,871,617)		5,692,134

SHORT-TERM INVESTMENTS: 40.0%
Money Market Fund: (3.0%)
Fifth Third U.S. Treasury Money Market Fund,
7 Day Yield 0.010%	804,667	804,667

	Principal Amount
U.S. Treasury Bills: (37.0%)
0.071%, 4/8/10, DN	$9,000,000	8,999,860
0.100%, 6/3/10, DN	1,000,000	999,764
		9,999,624
TOTAL SHORT-TERM INVESTMENTS
(Cost $10,804,352)		10,804,291

TOTAL INVESTMENTS (97.5%)
(Cost $22,836,874)		26,318,725
TOTAL OTHER ASSETS LESS LIABILITIES (2.5%)		688,083
NET ASSETS (100.0%)		$27,006,808

Semi-Annual Report (Unaudited)     |  March 31, 2010

Schedule of Investments	The Cook & Bynum Fund
March 31, 2010 (Unaudited)

(1)	Non-income producing security.

Common Abbreviations:
SAB de CV - Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company
MX - Mexican Issurers

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See accompanying Notes to Financial Statements.

www.cookandbynum.com

The Cook & Bynum Fund	Statement of Assests and Liabilities
March 31, 2010 (Unaudited)

Assets:
Investments, at value (Cost $22,836,874)	$26,318,725
Interest and dividends receivable	30,801
Receivable due from advisor	16,614
Receivable for investment securities sold	636,851
Deferred offering costs	31,513
Prepaid expenses and other assets	11,681
Total Assets	27,046,185

Liabilities:
Accrued fund accounting and administration expenses	13,164
Accrued audit expenses	8,077
Accrued chief compliance officer expense	4,917
Accrued transfer agency expenses	4,260
Accrued printing expense	4,176
Accrued trustees' expense	3,108
Accrued custody expense	1,232
Accrued legal expenses	443
Total Liabilities	39,377
Net Assets	$27,006,808

Composition of Net Assets:
Paid-in capital	$23,267,152
Accumulated net investment loss	(371,263)
Accumulated net realized gain on investments	629,068
Net unrealized appreciation on investments and foreign currency translation	3,481,851
Net Assets	$27,006,808

Shares of common stock outstanding (unlimited number of shares authorized)	2,281,224
Net Asset Value Per Share*	$11.84

* A fee of 2.00% is imposed on all redemptions made within 60 days of initial purchase.

See accompanying Notes to Financial Statements.

Semi-Annual Report (Unaudited)     |  March 31, 2010

Statement of Operations	The Cook & Bynum Fund
For the Six Months Ended March 31, 2010 (Unaudited)

Investment Income:
Dividends	$139,186
Interest	3,326
Total Investment Income	142,512

Expenses:
Investment advisory fee	186,363
Fund accounting and administration fees	77,268
Offering cost fees	62,340
Legal fees	55,382
Chief compliance officer fee	29,917
Transfer agent fess	25,765
Insurance fees	16,484
Auditing fees	8,077
Trustees' fees	6,234
Custody fee	3,740
Printing fee	2,599
Miscellaneous	5,277
Total Expenses Before Waiver	479,446
Less fees waived/reimbursed by investment advisor	(245,871)
Total Net Expenses	233,575
Net Investment Loss	(91,063)

Net realized gain on:
Investment securities	620,639
Foreign currency transactions	8,691
Net change in unrealized appreciation on:
Investment securities	2,560,099
Foreign currency translation	370,582
Net Realized and Unrealized Gain on Investments	3,560,011
Net Increase in Net Assets from Operations	$3,468,948

See accompanying Notes to Financial Statements.

www.cookandbynum.com

The Cook & Bynum Fund	Statement of Changes in Net Assets

	For the Six Months Ended March 31, 2010 (Unaudited)	For the Period July 1, 2009 (inception) to September 30, 2009
From Operations:
Net investment loss	$(91,063)	$(33,431)
Net realized gain/(loss) on investment securities and foreign currency transactions	629,330	(14,435)
Net change in unrealized appreciation on investments and foreign currency translation	2,930,681	551,170
Net Increase in Net Assets From Operations	3,468,948	503,304

Distributions to Shareholders:
From net investment income	(258,686)	–
Total Distributions	(258,686)	–

Capital Share Transactions (Note 6):
Shares sold	959,489	22,048,303
Shares issued in reinvestment of distributions	258,686	–
Cost of shares redeemed	(44,816)	(29,000)
Net increase resulting from capital share transactions	1,173,359	22,019,303
Redemption fees	580	–
Net Increase in Net Assets	4,384,201	22,522,607

Net Assets:
Beginning of period	22,622,607	100,000
End of period*	$27,006,808	$22,622,607
*Includes Accumulated Net Investment Loss of:	$(371,263)	$(21,514)

See accompanying Notes to Financial Statements.

Semi-Annual Report (Unaudited)     |  March 31, 2010

Financial Highlights	The Cook & Bynum Fund
For a share outstanding throughout the periods indicated

	For the Six Months Ended March 31, 2010 (Unaudited)		For the Period July 1, 2009 (inception) to September 30, 2009
Per Share Common Share Operating
Performance:
Net asset value - beginning of period	$10.39		$10.00
Income from investment operations:
Net investment loss	(0.03)		(0.02)
Net realized and unrealized gain on investments and foreign currency translation	1.60		0.41
Total Income from Investment Operations	1.57		0.39

Net investment income	(0.12)		–
Total Distributions	(0.12)		–

Redemption fees added to paid-in-capital	0.00	(1)	–
Total Capital Share Transactions	0.00	(1)	–
Net asset value - end of period	$11.84		$10.39

Total Return(2)	15.14%		3.90%

Ratios and Supplemental Data:
Net assets attributable to common shares, at end of period (000s)	$27,007		$22,623
Ratios to average net assets attributable to common shareholders:
Expenses including reimbursement/waiver	1.88	%(3)	1.88	%(3)
Expenses excluding reimbursement/waivers	3.86	%(3)	5.60	%(3)
Net investment loss including reimbursement/waiver	(0.73	)%(3)	(0.85	)%(3)
Net investment loss excluding reimbursement/waiver	(2.71	)%(3)	(4.57	)%(3)
Portfolio turnover rate	8%		0.38%

(1)	Less than $0.005 per share.
(2)	Total return not annualized for periods less than one full year.
(3)	Annualized.

See accompanying Notes to Financial Statements.

www.cookandbynum.com

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2010 (Unaudited)

1. ORGANIZATION
The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest. The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES
A. Security Valuation: Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. To the extent domestic and foreign equity securities are actively traded, they are categorized in level 1 of the fair value hierarchy. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities and are categorized in level 2 of the fair value hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium and are categorized in level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Trustees. The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Semi-Annual Report (Unaudited)     |  March 31, 2010

Notes to Financial Statements	The Cook & Bynum Fund
March 31, 2010 (Unaudited)

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

B. Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

www.cookandbynum.com

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2010 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010.

Assets:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs(a)	Total
Domestic Common Stocks	$9,822,300	$–	$–	$9,822,300
Foreign Common Stocks	5,692,134	–	–	5,692,134
U.S. Treasury Bills	–	9,999,624	–	9,999,624
Money Market Fund	804,667	–	–	804,667
TOTAL	$16,319,101	$9,999,624	$–	$26,318,725

(a)
All securities of the Fund were valued using Level 1 and 2 inputs during the period ended March 31, 2010. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for this Fund.

C. Security Transactions Investment Income and Other: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

D. Federal Income Taxes: It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2010 the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Alabama.

E. Distributions to Shareholders: Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

F. Accounting Estimates: The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States of America (GAAP), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Semi-Annual Report (Unaudited)     |  March 31, 2010

Notes to Financial Highlights	The Cook & Bynum Fund
March 31, 2010 (Unaudited)

Actual results could differ from those estimates. In accordance with GAAP, subsequent events were evaluated through November 23, 2009, the issuance date of the financial statements.

3. FEDERAL TAX INFORMATION
The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2010, were as follows:

Gross appreciation (excess of value over tax cost)	$3,481,912
Gross depreciation (excess of tax cost over value)	(61)
Net unrealized appreciation (depreciation)	3,481,851
Cost of investments for income tax purposes	$22,836,874

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated net investment loss	$–
Accumulated long-term capital gains	–
Net unrealized appreciation	550,908
Cumulative effect of other timing differences	(21,514)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended September 30, 2009, certain differences were reclassified. The Fund decreased accumulated net investment loss by $11,917, decreased accumulated net realized capital losses by $14,173 and decreased paid in capital by $26,090. These differences were primarily due to the differing tax treatment of wash sales and the treatment of certain expenses; the amounts reclassified did not affect net assets.

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2009, the Fund elected to defer currency losses occurring between July 1, 2009 (inception) and September 30, 2009 in the amount of $14,173.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS
The Trust has entered into an Investment Advisory Agreement dated May 19, 2009 (“Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

www.cookandbynum.com

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2010 (Unaudited)

Pursuant to the Advisory Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid at an annual rate equal to 1.5% of the average daily net assets of the Fund.

Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.88% of average daily net assets through February 1, 2011. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.88%, but only to the extent it does not cause the operating expenses to exceed 1.88% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. As of March 31, 2010, the Adviser may in the future recover fee reductions and expense reimbursements totaling $245,871 from the Fund. The Adviser may recover these amounts no later than September 30, 2013.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Administrative Agreement: Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc., serves as administrator to the Fund (“ALPS” or the “Administrator”), and has agreed to pay expenses incurred in connection with its administrative activities. The table below provides the administrative fee to be paid by the Fund to ALPS pursuant to the Fund Accounting and Administration Agreement: The greater of (i) $155,000 annually, billed monthly in equal installments; or (ii) an annual administrative fee, billed monthly, in the amount of:

(i)	5 basis points of the Fund’s average net assets between $0 - $1 billion; and
(ii)	4 basis points of the Fund’s average net assets between $1 billion - $3 billion; and
(iii)	3 basis points of the Fund’s average net assets over $3 billion.

Distribution Agreement: ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

Transfer Agency Agreement: ALPS, pursuant to a Transfer Agency and Services Agreement, serves as Transfer Agent for the Fund. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee of $30,000, a fee based upon the number of shareholder accounts, and is also reimbursed for out-of-pocket expenses.

Chief Compliance Officer Agreement: An employee of ALPS, pursuant to a Chief Compliance Officer (“CCO”) Agreement, serves as CCO for the Trust.

Two employees of ALPS are also officers of the Fund.

Custody Agreement: Fifth Third Bank acts as custodian for the Fund.

Semi-Annual Report (Unaudited)     |  March 31, 2010

Financial Highlights	The Cook & Bynum Fund
March 31, 2010 (Unaudited)

5. INVESTMENT TRANSACTIONS
During the period ended March 31, 2010, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), were $1,116,912 and $3,590,238, respectively.

6. SHARES OF BENEFICIAL INTEREST
On March 31, 2010, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended March 31, 2010 (Unaudited)	For the Period July 1, 2009 (inception) to September 30, 2009
Beginning Shares	2,178,300	10,000
Shares Sold	84,224	2,171,116
Shares Issued in Reinvestment of Distributions	22,652	–
Total	2,285,176	2,181,116
Less Shares Redeemed	(3,952)	(2,816)
Ending Shares	2,281,224	2,178,300

7. BENEFICIAL OWNERSHIP
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2010, Charles Schwab & Co. owned, of record or beneficially, approximately 97.01% of the Fund’s shares.

8. DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

www.cookandbynum.com

The Cook & Bynum Fund	Additional Information
March 31, 2010 (Unaudited)

1. COMPENSATION OF TRUSTEES
During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) shall receive an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.

2. OTHER INFORMATION
A copy of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund toll-free at 1-877-839-COBY or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

The Fund files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TRUSTEES AND OFFICERS
The business affairs of The Cook & Bynum Fund (the “Fund”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware. Information pertaining to the Trustees and Officers of the Trust are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees”. The Fund’s Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-877-839-COBY(2629).

Semi-Annual Report (Unaudited)     |  March 31, 2010

Additional Information	The Cook & Bynum Fund
March 31, 2010 (Unaudited)

Interested Trustees and Officers

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During past 5 years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee
J. Dowe Bynum* Age 32	Trustee, Vice President, Secretary	Mr. Bynum has served as a Trustee of the Trust since March 2009.	Mr. Bynum has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC since 2006. From August 2001 to December 2006, Mr. Bynum also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.	1	None

www.cookandbynum.com

The Cook & Bynum Fund	Additional Information
March 31, 2010 (Unaudited)

Independent Trustees^

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During past 5 years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee
David A. Hobbs Age 32	Trustee	Mr. Hobbs has served as a Trustee of the Trust since May 2009.	Mr. Hobbs has been a Principal of Founders Investment Banking, LLC since June 2003.	1	None
Bruce F. Rogers Age 51	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP (law firm) since January 1990.	1	None

Semi-Annual Report (Unaudited)     |  March 31, 2010

Additional Information	The Cook & Bynum Fund
March 31, 2010 (Unaudited)

Additional Officers of the Trust

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During past 5 years
Richard P. Cook Age 31	President	Mr. Cook has served as President of the Trust since March 2009.
Since 2006, Mr. Cook has served as a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC. From August 2001 to December 2006, Mr. Cook also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.

Benjamin Lowe Age 32 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Treasurer	Mr. Lowe has served as the Treasurer of the Trust since May 2009.
Mr. Lowe has served as a Fund Controller with ALPS Fund Services, Inc. since 2005. Mr. Lowe was Accounting Team Leader, Founders Asset Management, from 2003 to 2005. Prior to joining Founders Asset Management, Mr. Lowe was Senior Fund Accountant, INVESCO Funds, from 2000 to 2003.

Phillip Perrone Age 50 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Mr. Perrone has served as Chief Compliance Officer of the Trust since May 2009.
Mr. Perrone has served as Deputy Compliance Officer with ALPS since April 2007. Mr. Perrone was Vice President and CCO for Dividend Capital Realty Income Fund and Dividend Capital Investments, LLC from January 2004 through March 2007. Prior to joining Dividend Capital, Mr. Perrone was a Compliance Manager at OppenheimerFunds, Inc., from 1998–2004. Mr. Perrone has served as CCO for Liberty All-Star Growth Fund, Liberty All-Star Equity Fund, TDX Independence Funds, since 2007; WisdomTree Trust, since 2008.

www.cookandbynum.com

The Cook & Bynum Fund	Additional Information
March 31, 2010 (Unaudited)

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During past 5 years
Ashley A. Morris Age 35	Vice President and Assistant Secretary	Ms. Morris has served as the Vice President and Assistant Secretary of the Trust since May 2009.
Since January 2009, Ms. Morris has served as Director of Mutual Fund Operations for Cook & Bynum Capital Management, LLC. Ms. Morris was Director of Operations for Jason Buha, LLC (golf conglomerate) from 2001 to January 2009 and also an accountant and assistant to the CFO for the YWCA of Central Alabama from 2007 to 2008. Prior to 2001, Ms. Morris was a Corporate Finance Analyst with The Robinson Humphrey Company in Atlanta, Georgia.

+	Unless otherwise indicated, the address of each Trustee of the Trust is 2204 Lakeshore Drive, Suite 218, Birmingham, AL 35209.
*	Mr. Bynum is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.
^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
**	Each Trustee serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.

Semi-Annual Report (Unaudited)     |  March 31, 2010

Intentionally Left Blank

THE COOK & BYNUM FUND
SEMI-ANNUAL REPORT 2010

WWW.COOKANDBYNUM.COM | 877-839-COBY (2629)

Fund distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

Not Applicable to this filing.

Item 3.	Audit Committee Financial Expert.

Not Applicable to this filing.

Item 4.	Principal Accountant Fees and Services.

Not Applicable to this filing.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable to this filing.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

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Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed with the Commission on Form N-CSR on December 7, 2009.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COOK & BYNUM FUNDS TRUST

By:	/s/ Richard P. Cook
Richard P. Cook (Principal Executive Officer)
President

Date:	June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

COOK & BYNUM FUNDS TRUST

By:	/s/ Richard P. Cook
Richard P. Cook (Principal Executive Officer)
President

Date:	June 3, 2010

By:	/s/ Benjamin Lowe
Benjamin Lowe (Principal Financial Officer)
Treasurer

Date:	June 3, 2010

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